Sit Mutual Funds
Bond Funds Prospectus

Sit Money Market Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Bond Fund
Sit Tax-Free Income Fund
Sit Minnesota Tax-Free Income Fund

Supplement dated May 1, 2001 to the Bond Funds Prospectus dated
August 1, 2000

All accounts established after April 30, 2001, require a minimum investment of $5,000 per fund, and IRA accounts (regular, Roth and SEP)
 require a minimum investment of $2,000 per fund.

To reflect the new account minimums, the following changes are made to the Prospectus in the Shareholder Information section:

The paragraph on Page 24 titled, "Purchasing Shares" should be deleted and replaced with the following:

Purchasing Shares
Shares may be purchased on any day the NYSE is open with a minimum initial investment of $5,000 per fund. IRA accounts (regular, Roth and SEP) require a minimum initial investment of $2,000 per fund. Additional investments in any account must be at least $100.

In the paragraph on Page 29 titled, "Involuntary Redemptions" both references to "$2,000" should be changed to "$5,000."

The second and third paragraphs on Page 31 under the heading, "Retirement and Other Tax-Deferred Accounts" should be deleted and replaced with the following:

The Funds are available for your tax-deferred retirement plan with a $2,000 minimum investment per fund and subsequent contributions of at least $100. Such retirement plans must have a qualified plan sponsor or trustee. The Adviser sponsors prototype 401(k), profit sharing, and money purchase plans as well as IRA, Roth IRA, SEP-IRA, and certain 403(b)(7) plans. You should contact the Adviser for specific plan documentation.